EXHIBIT 99

                         FORM 3 JOINT FILER INFORMATION

Name of
"Reporting Persons":       InterWest Partners IX, L.P. ("IW9")
                           InterWest Management Partners IX, LLC ("IMP9")

                           Harvey B. Cash
                           Philip T. Gianos
                           W. Stephen Holmes
                           Gilbert H. Kliman
                           Arnold L. Oronsky
                           Thomas L. Rosch
                           Michael B. Sweeney
                           Michael D. Boich
                           Bruce A. Cleveland
                           Christopher B. Ehrlich
                           Linda S. Grais
                           Nina Kjellson
                           H. Ronald Nash
                           Khaled A. Nasr
                           Douglas A. Pepper
                           Victor A. Westerlind

Address:                   2710 Sand Hill Road, Second Floor
                           Menlo Park, CA  94025

Designated Filer:          InterWest Partners IX, L.P.

Issuer and Ticker Symbol:  EnteroMedics Inc. (ETRM)

Date of Event:             November 14, 2007

Each of the following is a Joint Filer with InterWest Partners IX L.P. ("IW9") and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3:

InterWest Management Partners IX, LLC ("IMP9") is the general partner of IW9 and has sole voting and investment control over the shares owned by IW9. Harvey B. Cash, Philip T. Gianos, W. Stephen Holmes, Gilbert H. Kliman, Arnold L. Oronsky, Thomas L. Rosch, and Michael B. Sweeney are Managing Directors of IMP9 and Michael D. Boich, Bruce A. Cleveland, Christopher B. Ehrlich, Linda S. Grais, Nina Kjellson, H. Ronald Nash, Khaled A. Nasr, Douglas A. Pepper, and Victor A. Westerlind are Venture Members of IMP9. Ellen Koskinas, a Venture Member of IMP9 is also a Director of the Issuer, and has filed a separate Form 3 in her own name.

All Reporting Persons disclaim beneficial ownership of shares of EnteroMedics Inc. stock held by IW9, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.


                                       1.

                                                                      EXHIBIT 99

Each of the Reporting Persons listed above has designated InterWest Partners IX, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person has appointed InterWest Management Partners IX, LLC as its attorney in fact for the purpose of making reports relating to transaction in EnteroMedics Inc. Common Stock.

INTERWEST MANAGEMENT PARTNERS IX, L.L.C.                     Thomas L. Rosch, an individual
                                                             By: InterWest Management Partners IX, LLC,
                                                                 as Attorney-in-Fact
By: /s/ W. Stephen Holmes
    ----------------------------------------------------
         W. Stephen Holmes, Managing Director                By: /s/ Karen A. Wilson
                                                                 ----------------------------------------------------
                                                                      Karen A. Wilson, Power of Attorney

INTERWEST PARTNERS IX, LP                                    Michael B. Sweeney, an individual
                                                             By: InterWest Management Partners IX, LLC,
By: InterWest Management Partners IX, LLC                        as Attorney-in-Fact
    Its General Partner
                                                             By: /s/ Karen A. Wilson
                                                                 ----------------------------------------------------
                                                                      Karen A. Wilson, Power of Attorney
By: /s/ W. Stephen Holmes
    ----------------------------------------------------
       W. Stephen Holmes, Managing Director

Harvey B. Cash, an individual                                Michael D. Boich, an individual
By: InterWest Management Partners IX, LLC,                   By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact                                          as Attorney-in-Fact

By: /s/ Karen A. Wilson                                      By: /s/ Karen A. Wilson
    ----------------------------------------------------         ----------------------------------------------------
       Karen A. Wilson, Power of Attorney                             Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual                              Bruce A. Cleveland, an individual
By: InterWest Management Partners IX, LLC,                   By: InterWest Management Partners IX, LLC,
       as Attorney-in-Fact                                          as Attorney-in-Fact

By: /s/ Karen A. Wilson                                      By: /s/ Karen A. Wilson
    ----------------------------------------------------         ----------------------------------------------------
       Karen A. Wilson, Power of Attorney                             Karen A. Wilson, Power of Attorney

W. Stephen Holmes, an individual                             Christopher B. Ehrlich, an individual
By: InterWest Management Partners IX, LLC,                   By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact                                          as Attorney-in-Fact

By: /s/ W. Stephen Holmes                                    By: /s/ Karen A. Wilson
    ----------------------------------------------------         ----------------------------------------------------
       W. Stephen Holmes                                              Karen A. Wilson, Power of Attorney

Gilbert H. Kliman, an individual                             Linda S. Grais, an individual
By: InterWest Management Partners IX, LLC,                   By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact                                          as Attorney-in-Fact

By: /s/ Karen A. Wilson                                      By: /s/ Karen A. Wilson
    ----------------------------------------------------         ----------------------------------------------------
         Karen A. Wilson, Power of Attorney                           Karen A. Wilson, Power of Attorney

Arnold L. Oronsky, an individual                             Nina Kjellson, an individual
By: InterWest Management Partners IX, LLC,                   By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact                                          as Attorney-in-Fact

By: /s/ Karen A. Wilson                                      By: /s/ Karen A. Wilson
    ----------------------------------------------------         ----------------------------------------------------
         Karen A. Wilson, Power of Attorney                           Karen A. Wilson, Power of Attorney


                                       2.

                                                                      EXHIBIT 99

H. Ronald Nash, an individual
By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact

By: /s/ Karen A. Wilson
    ----------------------------------------------------
         Karen A. Wilson, Power of Attorney


Khaled A. Nasr, an individual
By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact

By: /s/ Karen A. Wilson
    ----------------------------------------------------
         Karen A. Wilson, Power of Attorney

Douglas A. Pepper, an individual
By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact

By: /s/ Karen A. Wilson
    ----------------------------------------------------
         Karen A. Wilson, Power of Attorney

Victor A. Westerlind, an individual
By: InterWest Management Partners IX, LLC,
    as Attorney-in-Fact

By: /s/ Karen A. Wilson
    ----------------------------------------------------
         Karen A. Wilson, Power of Attorney


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